Exhibit 10.2

SECOND MODIFICATION AGREEMENT
DATE:    May 3, 2013

PARTIES:	Borrower: COLE OPERATING PARTNERSHIP IV, LP, a Delaware limited partnership
Administrative Agent    JPMORGAN CHASE BANK, N.A., a national
for the Lenders:    banking association
Lenders:    JPMORGAN CHASE BANK, N.A., a national
banking association
BANK OF AMERICA, N.A., a national banking association

RECITALS
A.Lenders have extended to Borrower a revolving line of credit ("Loan") in a maximum principal amount not to exceed $150,000,000.00 at any time pursuant to that Credit Agreement dated December 14, 2012, among Borrower, Administrative Agent and the Lenders defined therein, as modified by that certain First Modification and Lender Joinder Agreement dated March 8, 2013 (as modified, the "Loan Agreement"). The unpaid principal of the Loan as of May1, 2013 was $91,459,157.96. All undefined capitalized terms used herein shall have the meaning given them in the Loan Agreement.
B.    The Loan is unsecured.
C.    The following Continuing Guaranty and Counterpart Agreements (severally and collectively, the "Guaranty") were executed and delivered by the Guarantors a party thereto to Administrative Agent for the benefit of the Lenders: (i) Continuing Guaranty dated as of December 14, 2012; (ii) Counterpart Agreement Re: Continuing Guaranty dated December 20, 2012; (iii) Counterpart Agreement Re: Continuing Guaranty dated December 21, 2012; (iv) Counterpart Agreement Re: Continuing Guaranty dated January 11, 2013; (v) Counterpart Agreement Re: Continuing Guaranty dated January 18, 2013; (vi) Counterpart Agreement Re: Continuing Guaranty dated February 6, 2013; (vii) Counterpart Agreement Re: Continuing Guaranty dated March 8, 2013; (viii) Counterpart Agreement Re: Continuing Guaranty dated March 20, 2013; (ix) Counterpart Agreement Re: Continuing Guaranty dated April 4, 2013; (x) Counterpart Agreement Re: Continuing Guaranty dated April 17, 2013; and (xi) Counterpart Agreement Re: Continuing Guaranty dated April 30, 2013.
D.    Borrower has requested that Administrative Agent and the Lenders modify the Loan and the Loan Documents, as provided herein. Administrative Agent and the Lenders are willing to so modify the Loan and the Loan Documents, subject to the terms and conditions herein.

AGREEMENT
For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Administrative Agent and Lenders agree as follows:

SECTION 1.	ACCURACY OF RECITALS.
Borrower acknowledges the accuracy of the Recitals.

SECTION 2.	MODIFICATION OF LOAN DOCUMENTS.
2.1    The following definitions set forth in Section 1.01 of the Loan Agreement are hereby amended in their entirety to read as follows:
"Aggregate Revolving Commitments" means the Revolving Commitments of all the Revolving Lenders. The aggregate principal amount of the Aggregate Revolving Commitments in effect on May 3, 2013 is TWO HUNDRED FIFTY MILLION AND NO/100 DOLLARS ($250,000,000.00).
"Maturity Date" means September 14, 2013.
2.1    Schedule 2.01 attached to the Loan Agreement is hereby amended and replaced in its entirety with Schedule 2.01 attached hereto as Exhibit A ("Revised Schedule 2.01") and by this reference incorporated herein and therein.
2.2    This Second Modification Agreement (this "Agreement") shall constitute one of the Loan Documents as that term is defined in the Loan Agreement.
2.3    Each reference in the Loan Documents to any of the Loan Documents is hereby amended to be a reference to such document as modified herein.

SECTION 3.	RATIFICATION OF LOAN DOCUMENTS.
The Loan Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified herein.

SECTION 4.	BORROWER REPRESENTATIONS AND WARRANTIES.
Borrower represents and warrants to Administrative Agent and the Lenders:
4.1    No Default or Event of Default has occurred and is continuing.
4.2    There has been no material adverse change in the financial condition of Borrower or any other person whose financial statement has been delivered to Administrative Agent in connection with the Loan from the most recent financial statement received by Administrative Agent.
4.3    All representations and warranties made by Borrower and set forth in the Loan Documents are true and correct in all material respects on the date hereof, except to the extent such representations and warranties refer to an earlier date, in which case they shall be true and correct, in all material respects, as of such earlier date.
4.4    As of the date hereof, Borrower knows of no claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents as modified herein.
4.5    The Loan Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms, subject to or limited by bankruptcy, insolvency, reorganization, arrangement, moratorium, or other similar laws relating to or affecting the rights of creditors generally and by equitable principles of general application.
4.6    Borrower is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents as modified herein. The execution and delivery of this Agreement and the performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of Borrower. This Agreement has been duly executed and delivered on behalf of Borrower.

SECTION 5.	CONDITIONS PRECEDENT.
The agreements of Administrative Agent and the Lenders and the modifications contained herein shall not be binding upon Administrative Agent or the Lenders until Administrative Agent and Lenders have executed and delivered this Agreement, and Administrative Agent has received, at Borrower's expense, all of the following, all of which shall be in form and content satisfactory to Administrative Agent and shall be subject to approval by Administrative Agent (whose signature hereto shall be conclusive approval thereof):
5.1    An original of this Agreement fully executed by Borrower;
5.2    An original of the attached Consent and Agreement of Guarantor fully executed by Guarantors;
5.3    An original of the attached Consent and Agreement of Subordinated Creditor fully executed by Advisor (defined in the Advisor Fee Subordination Agreement) and by Subordinated Creditor (defined in the Subordination Agreement);
5.4    An opinion of counsel to the Loan Parties acceptable to Administrative Agent;
5.5    Such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party;
5.6    Payment by Borrower to Administrative Agent of an upfront fee of $400,000.00 to be applied for the benefit of Lenders on a pro rata basis;

5.7    Payment by Borrower of all reasonable out-of-pocket external costs and expenses incurred by Administrative Agent in connection with this Agreement (including, without limitation, outside attorneys costs, expenses, and fees).

SECTION 6.	INTEGRATION, ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR WAIVER.
The Loan Documents as modified herein contain the complete understanding and agreement of Borrower, Administrative Agent and the Lenders in respect of the Loan and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Loan Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except as provided in the Loan Agreement. The terms of this Agreement shall control with respect to any inconsistencies, conflicts or ambiguities between or among the Agreement and the other Loan Documents.

SECTION 7.	BINDING EFFECT.
The Loan Documents as modified herein shall be binding upon and shall inure to the benefit of Borrower, Administrative Agent and the Lenders and their permitted successors and assigns.

SECTION 8.	CHOICE OF LAW.
THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 9.	COUNTERPART EXECUTION.
This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.
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DATED as of the date first above stated.

BORROWER:

COLE OPERATING PARTNERSHIP IV, LP, a Delaware limited partnership

By:	Cole Credit Property Trust IV, Inc., a Maryland corporation, its general partner

/s/ D. Kirk McAllaster, Jr.
Name:	D. Kirk McAllaster, Jr.
Title:	Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)

ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A., a national banking association

/s/ Ryan M. Dempsey
Name:	Ryan M. Dempsey
Title:	Authorized Officer

LENDERS:

JPMORGAN CHASE BANK, N.A., a national banking association

/s/ Ryan M. Dempsey
Name:	Ryan M. Dempsey
Title:	Authorized Officer

BANK OF AMERICA, N.A., a national banking association

/s/ James P. Johnson
Name:	James P. Johnson
Title:	Senior Vice President